UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      July 1, 2016

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                      Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2016, Hickok Incorporated (the "Company" or "Hickok") completed its acquisition of Federal Hose Manufacturing LLC ("Federal Hose") pursuant to an Agreement and Plan of Merger with First Francis Company Inc., an Ohio corporation and owner of Federal Hose ("First Francis"), Federal Hose, and Mr. Edward Crawford and Mr. Matthew Crawford, each of whom are the shareholders of First Francis.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on July 7, 2016 (the "Original Report"), solely to provide additional disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited financial statements of the operations of Federal Hose Business for period ended June 30, 2016 are filed as Exhibit 99.1 to this Form 8-K/A.

The additional financial statements of the operations of Federal Hose Business required by this item were previously filed and incorporated by reference to the Company's definitive Proxy Statement on Schedule 14A filed with the SEC on May 9, 2016.

b)	Pro Forma Financial Information.

  The following unaudited pro forma financial information is filed as Exhibit 99.2 to this Form 8-K/A:

   ·     Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016;

   ·     Unaudited Pro Forma Consolidated Statement of Income for the nine months ended June 30, 2016;

The additional unaudited pro forma financial information required by this item was previously filed and incorporated by reference to the Company's definitive Proxy Statement on Schedule 14A filed with the SEC on May 9, 2016.

(d)	Exhibits

Exhibit No.	Description of Exhibits
99.1	Unaudited Financial Statements of the operations of Federal Hose Business for the period ended June 30, 2016
99.2	Unaudited Pro Forma Information for the period ended June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

Date: September 16, 2016	/s/ Gregory M. Zoloty
Name: Gregory M. Zoloty
Its: Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits
99.1	Unaudited Financial Statements of the operations of Federal Hose Business for the period ended June 30, 2016
99.2	Unaudited Pro Forma Information for the period ended June 30, 2016